CLEARWATER PAPER CORPORATION FIRST QUARTER EARNINGS RELEASE MATERIALS APRIL 29, 2024 ARSEN KITCH President, Chief Executive Officer and Director SHERRI BAKER Senior Vice President and Chief Financial Officer

Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including statements regarding the proposed acquisition of the paperboard manufacturing facility and associated business in Augusta, Georgia; the expected timing and impact of the proposed acquisition; the expected benefits and opportunities resulting from the proposed acquisition; the Company’s intention to explore strategic options for its tissue business and focus on growth in paperboard; order patterns; product demand and industry trends; production targets; impact of inflation of raw material and energy; assumptions for Q2 2024 and full year 2024, including maintenance outage impacts, operational factors, interest, capital, lower input costs, depreciation and amortization and income tax; our capital allocation priorities; our strategy, including achieving target leverage ratio and maintaining liquidity; expectations regarding the paperboard and tissue markets; inventory management; the redemption of our notes; our financial flexibility; and repurchases under existing share buyback authorization. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the Company's public filings with the Securities and Exchange Commission, including but not limited to the following: the expansion of our business through the acquisition of a paperboard manufacturing facility and associated business may not be completed or proceed as anticipated; our inability to realize the expected benefits of the acquisition because of integration difficulties or other challenges; competitive pricing pressures for our products, including as a result of capacity additions, demand reduction and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in energy, chemicals, packaging and freight costs and disruptions in transportation services impacting our ability to receive inputs or ship products to customers; changes in customer product preferences and competitors' product offerings; larger competitors having operational, financial and other advantages; consolidation and vertical integration of converting operations in the paperboard industry; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; our ability to successfully execute capital projects and other activities to operate our assets, including effective maintenance, implement our operational efficiencies and realize higher throughput or lower costs; IT system disruptions and IT system implementation failures; labor disruptions; cyclical industry conditions; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures and climate change; reliance on a limited number of third-party suppliers, vendors and service providers required for the production of our products and our operations; our ability to attract, motivate, train and retain qualified and key personnel; our ability to service our debt obligations and restrictions on our business from debt covenants and terms; changes in our banking relations, or in our customer supply chain financing; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements or to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation includes certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA, Adjusted Income, Adjusted income per diluted share, free cash flow and net debt. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of these measures (Adjusted EBITDA, Adjusted Income, Adjusted income per diluted share, free cash flow and net debt) to the most relevant GAAP measure is available in the appendix of this presentation. FORWARD LOOKING STATEMENTS © Clearwater Paper Corporation 2024 2

Overall • Net sales $496 million, down 6% versus Q1 2023 • Net income $17 million, down $7 million versus Q1 2023 • Adjusted net income $24 million, down $1 million versus Q1 2023 • Adjusted EBITDA $62 million, down $4 million versus Q1 2023 • $15 to $17 million impact from the extreme weather event at the Lewiston mill, primarily impacting paperboard Pulp and Paperboard • SBS prices down 11% versus Q1 2023, 1% lower versus Q4 2023 • Improved order entry and backlogs versus Q4 2023 • Planning for the Augusta mill acquisition in Q2 2024 Consumer Products • Tissue prices down 2% versus Q1 2023, 2% lower than Q4 2023 • Demand for private branded products remained strong • Strong operational performance and reduced input costs Capital Structure • Continued to maintain strong financial flexibility • Repurchased $1 million of stock to offset dilution, with $6 million remaining authorized under our stock repurchase program Q1 2024 BUSINESS HIGHLIGHTS © Clearwater Paper Corporation 2024 3

Industry (SBS) • Shipments, production, and operating rates increased in Q1 2024 versus Q4 2023 based on AF&PA data • Shipments (in tons) improved 7.1% from Q4 2023 • Production improved 10.5% from Q4 2023 • Operating rates increased to 88.3% in Q1 2024 from 79.3% in Q4 2023 • RISI reported $40/ton price decrease in February, for a total of $120/ton since Q3 of 2023 • RISI projecting demand recovery in 2024/2025 Clearwater Paper • Price down by 11% in Q1 2024 versus Q1 2023, down 1% versus Q4 2023 • Production impacted by extreme weather event at the Lewiston, Idaho mill during the quarter • Operated paper machines at full capacity utilization outside of unplanned downtime • Order entry and backlogs improved during Q1 BUSINESS UPDATE – PULP AND PAPERBOARD IMPROVING DEMAND AND HIGHER CAPACITY UTILIZATION © Clearwater Paper Corporation 2024 4

Industry • Consumers shifting to private brands with economic uncertainty and inflation • Private brand market share remained at 36%1 • Nearly 96% capacity utilization YTD February 2024 based on RISI data Clearwater Paper • Strong demand with Q1 2024 shipments of 13.1 million cases compared to 12.7 million cases in Q1 2023 and 13.5 million in Q4 2023 • Outstanding operational performance continued • Strong service levels with high on-time performance rates • Lower input costs in pulp, energy and freight as compared to Q1 2023, with moderating costs between Q4 2023 and Q1 2024 BUSINESS UPDATE – CONSUMER PRODUCTS SHIPMENTS STRENGTHENED; DEMAND REMAINED STRONG © Clearwater Paper Corporation 2024 5 1 Circana panel data for dollar share as of March 2024

© Clearwater Paper Corporation 2024 FINANCIAL PERFORMANCE ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 6 December 31, 2024 2023 2023 Net sales 496.2$ 525.4$ 512.8$ Cost of sales 421.6 448.5 437.4 Selling, general and adminstrative 36.2 36.0 36.8 Other operating charges, net 7.9 1.1 2.9 Income from operations 30.4 39.8 35.7 Non-operating expense (6.2) (7.5) (11.3) Income tax provision 7.0 8.4 6.8 Net income (loss) 17.2$ 23.8$ 17.6$ Diluted income per share 1.02$ 1.40$ 1.04$ Adjusted income per share 1.43$ 1.47$ 1.35$ Adjusted EBITDA 61.5$ 65.7$ 63.3$ March 31, Quarter Ended

© Clearwater Paper Corporation 2024 SEGMENT PROFIT AND LOSS AND ADJUSTED EBITDA ($ IN MILLIONS) December 31, 2024 2023 2023 Net Sales Pulp and Paperboard 244.5$ 278.8$ 251.3$ Consumer Products 253.1 248.3 262.0 Eliminations (1.4) (1.7) (0.5) 496.2$ 525.4$ 512.8$ Operating Income Pulp and Paperboard 25.3$ 57.1$ 27.3$ Consumer Products 31.5 4.2 31.1 Corporate and other (18.5) (20.4) (19.8) Other operating charges, net (7.9) (1.1) (2.9) 30.4$ 39.8$ 35.7$ Adjusted EBITDA Pulp and Paperboard 33.7$ 66.2$ 36.8$ Consumer Products 45.7 19.2 45.7 Corporate and other (17.9) (19.8) (19.2) 61.5$ 65.7$ 63.3$ March 31, Quarter Ended 7

PULP AND PAPERBOARD Q1 2024 RESULTS Q1 2023 VS. Q1 2024 ADJUSTED EBITDA ($ IN MILLIONS) © Clearwater Paper Corporation 2024 8 Lower pricing Lower input costs offset by higher repair and maintenance due to weather event Impact of weather event resulting in lower production and sales

CONSUMER PRODUCTS Q1 2024 RESULTS Q1 2023 VS. Q1 2024 ADJUSTED EBITDA ($ IN MILLIONS) © Clearwater Paper Corporation 2024 9 Lower pulp, energy and freight costs Higher mix of conventional products and lower cost index driven pricing Higher production and shipments

© Clearwater Paper Corporation 2024 CAPITAL STRUCTURE AND ALLOCATION Capital structure summary • Ample liquidity • No material near-term debt maturities • Corporate/Issuer ratings: Ba2/BB- Capital allocation • Repurchased 12,900 shares at an average price of $40.71 per share in Q1 2024 • Reduced net debt by $33 million from Q4 2023 • Leverage ratio as of March 2024 is 1.38x $0.0 $0.0 $0.0 $0.0 $425.0 2024 2025 2026 2027 2028 Scheduled Debt Maturity Profile ($ in millions)2 Liquidity Profile ($ in millions)1 ABL Availability $260.2 Less Utilization (3.7) Plus Unrestricted Cash 55.2 Liquidity $311.7 1. ABL availability based on borrowing base calculations and consolidated balance sheet as of March 31, 2024, maximum capacity is $275 million 2. This chart excludes finance leases as of March 31, 2024. Current debt maturities include $275 million of 4.75% notes and $150 million Term Loan due 2028 10

OUTLOOK FOR Q2’24 AND 2024 OVERALL ASSUMPTIONS © Clearwater Paper Corporation 2024 Q2 2024: $23 to $33 million1 of adjusted EBITDA • Increasing paperboard demand and production volumes • Continued strong performance in tissue, offset by higher pulp costs • Impact of $40/ton price decrease in paperboard as reported by RISI in February • $35 - $40 million planned maintenance outage at Lewiston and additional maintenance at other sites • Partial insurance recovery for the Q1 2024 severe weather event in Lewiston FY 2024 operational assumptions vs. FY 2023 • Maintaining tissue margin improvement achieved in 2023 • $30 - $35 million planned major maintenance outage at Lewiston site • $40 - $50 million lower paperboard pricing offset by lower input costs • $15 - $25 million improved paperboard demand in second half of year 2024 other assumptions • Interest expense: $28 to $30 million • Depreciation and amortization expense: $97 to $100 million • CAPEX: $90 to $100 million • Taxes: effective rate ~25 to 26% Q2 and FY 2024 assumptions do not include impacts from planned Augusta acquisition 11 1 As there is uncertainty in connection with calculating the adjustments necessary to prepare reconciliations from Adjusted EBITDA to the comparable GAAP financial measure, the Company is unable to reconcile the Adjusted EBITDA projections without unreasonable efforts. Therefore, no reconciliation is being provided at this time. These items could result in significant adjustments from the most comparable GAAP measure.

APPENDIX © Clearwater Paper Corporation 2024 12

PULP AND PAPERBOARD SEQUENTIAL QUARTER RESULTS Q4 2023 VS. Q1 2024 ADJUSTED EBITDA © Clearwater Paper Corporation 2024 13 ($ IN MILLIONS) Lower pricing Lower maintenance offset by higher wages

CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS Q4 2023 VS. Q1 2024 ADJUSTED EBITDA ($ IN MILLIONS) © Clearwater Paper Corporation 2024 14 Lower cost index driven pricing Higher energy costs

KEY SEGMENT INFORMATION Q1’2022 Q2’2022 Q3’2022 Q4’2022 Q1’2023 Q2’2023 Q3’2023 Q4’2023 Q1’2024 Pulp and Paperboard Sales ($ millions) $266.2 $295.8 $300.8 $273.5 $278.8 $272.3 $261.4 $251.3 $244.5 Adjusted EBITDA ($ millions) $59.5 $61.2 $73.0 $26.7 $66.2 $51.3 $53.1 $36.8 $33.7 Paperboard shipments (short tons) 201.4 215.9 208.3 189.0 189.4 186.2 187.9 188.0 187.3 Paperboard sales price ($/short ton) $1,263 $1,332 $1,405 $1,429 $1,441 $1,413 $1,350 $1,297 $1,284 Consumer Products Sales ($ millions) $223.0 $232.1 $240.9 $254.1 $248.3 $253.6 $259.3 $262.0 $253.1 Adjusted EBITDA ($ millions) $16.2 $19.1 $21.2 $17.6 $19.2 $39.7 $45.8 $45.7 $45.7 Shipments Retail (short tons in thousands) 75.4 76.6 76.9 80.8 76.8 78.7 80.5 81.5 79.9 Non-Retail (short tons in thousands) 5.1 2.6 2.3 2.2 1.0 0.1 1.4 2.3 2.3 Converted Products (cases in millions) 12.0 12.6 12.6 13.0 12.7 12.8 13.0 13.5 13.1 Sales Price ($ per short ton) Retail $2,872 $2,984 $3,082 $3,095 $3,201 $3,214 $3,198 $3,187 $3,138 Production Converted Products (cases in millions) 12.2 12.1 12.9 12.3 12.7 12.6 12.9 13.0 13.3 © Clearwater Paper Corporation 2024 15

RECONCILIATION OF ADJUSTED EBITDA ($ IN MILLIONS) December 31, 2024 2023 2023 Net income (loss) $ 17.2 $ 23.8 $ 17.6 Income tax provision 7.0 8.4 6.8 Interest expense, net 6.5 7.6 8.0 Depreciation and amortization expense 23.2 24.8 24.7 Other operating charges, net 7.9 1.1 2.9 Other non-operating expense (0.3) (0.1) 0.2 Debt retirement costs - - 3.1 Adjusted EBITDA $ 61.5 $ 65.7 $ 63.3 Pulp and Paperboard segment income $ 25.3 $ 57.1 $ 27.3 Depreciation and amortization 8.4 9.1 9.5 Adjusted EBITDA Paperboard segment $ 33.7 $ 66.2 $ 36.8 Consumer Products segment income $ 31.5 $ 4.2 $ 31.1 Depreciation and amortization 14.2 15.0 14.6 Adjusted EBITDA Consumer Products segment $ 45.7 $ 19.2 $ 45.7 Corporate and other expense $ (18.5) $ (20.4) $ (19.8) Depreciation and amortization 0.6 0.6 0.6 Adjusted EBITDA Corporate and other $ (17.9) $ (19.8) $ (19.2) Pulp and Paperboard segment $ 33.7 $ 66.2 $ 36.8 Consumer Products segment 45.7 19.2 45.7 Corporate and other (17.9) (19.8) (19.2) Adjusted EBITDA $ 61.5 $ 65.7 $ 63.3 March 31, Quarter Ended © Clearwater Paper Corporation 2024 16

© Clearwater Paper Corporation 2024 RECONCILIATION OF ADJUSTED INCOME ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) December 31, 2024 2023 2023 Net income 17.2$ 23.8$ 17.6$ Add back: Income tax provision 7.0 8.4 6.8 Income before income taxes 24.2 32.2 24.4 Add back: Debt retirement costs - 3.1 Other operating charges, net 7.9 1.1 2.9 Adjusted income before tax 32.1 33.4 30.4 Normalized income tax provision 8.0 8.3 7.6 Adjusted income 24.1$ 25.0$ 22.8$ Weighted average diluted shares (thousands) 16,895 17,036 16,867 Adjusted income per diluted share 1.43$ 1.47$ 1.35$ March 31, Quarter Ended 17

ADDITIONAL RECONCILIATIONS Net Debt Mar 31 ‘22 Jun 30 ‘22 Sep 30 ‘22 Dec 31 ‘22 Mar 31 ’23 Jun 30 ‘23 Sep 30 ‘23 Dec 31 ‘23 Mar 31‘24 Cash $ 36.4 $69.5 $50.8 $53.7 $16.7 $41.7 $110.2 $42.0 $55.2 Current debt 1.6 1.0 1.0 0.9 0.9 0.9 0.9 0.8 0.9 Long term debt 617.7 589.9 564.9 564.9 564.9 564.8 564.6 462.3 442.3 add: Deferred debt costs 4.4 3.8 3.6 3.4 3.2 3.0 3.0 5.1 4.9 Subtotal 623.7 594.7 569.5 569.2 569.0 568.7 568.5 468.3 448.1 Net debt $587.3 $525.2 $518.7 $515.5 $552.3 $527.0 $458.3 $426.3 $392.9 Free Cash Flow Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Cash from operations $41.1 $78.5 $13.3 $17.4 $(9.1) $46.0 $88.2 $65.6 $59.2 Additions to property, plant and equipment, net of proceeds from sales (7.9) (5.4) (6.7) (13.5) (21.5) (12.8) (14.2) (25.2) (18.5) Free cash flow $33.2 $73.1 $6.6 $3.9 $(30.6) $33.2 $74.0 $40.4 $40.7 ($ IN MILLIONS) © Clearwater Paper Corporation 2024 18

$2 $10 $22 $4 $20 $17 $5 $7 $28 $30 $24 $27 $6 $30 - $35 2017 2018 2019 2020 2021 2022 2023 2024e 2025e Q1 Q2 Q3 Q4 Total $34 MAJOR MAINTENANCE SCHEDULE ADJUSTED EBITDA IMPACT ($ IN MILLIONS) 1. This information is based upon management’s current assumptions and estimates. 2. See “Forward-Looking Statements” on page 2. 1,2 © Clearwater Paper Corporation 2024 19 1,2 $30 - $35 2025 or 2026 expected